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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           _________________________



                                   FORM 8-K/A

                                 CURRENT REPORT


                                AMENDMENT NO. 3


                     Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         July 6, 1998
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                     LEVEL ONE COMMUNICATIONS, INCORPORATED
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               (exact name of registrant as specified in charter)

          California                 0-22068                33-0128224
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 (State or other           (Commission File Number)        (IRS Employer
 jurisdiction of Inc.)                                  Identification No.)


9750 Goethe Road, Sacramento,CA                         95827
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(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code:  (916) 855-5000
                                                   ------------------------



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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     ITEM 5.    OTHER EVENTS


          On October 7, 1998, the Registrant filed Amendment No. 2 to the Registrant's Current Report on Form 8-K dated July 17, 1998 (the "Report") to report certain financial information (the "Financial Information") in connection with the Registrant's acquisition of Acclaim Communications, Inc., a Delaware corporation ("Acclaim"). The purpose of this Amendment No. 3 is to update the Report of Independent Public Accountants to eliminate the reference to other auditors.

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                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Level One Communications, Incorporated:

We have audited the consolidated balance sheets of Level One Communications, Incorporated (a California corporation) and subsidiaries as of December 28, 1997 and December 29, 1996, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three fiscal years in the period ended December 28, 1997 and have issued our unqualified report thereon dated March 13, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financials statements based on our audits.

We have also made similar audits of the accompanying supplemental consolidated balance sheets of Level One Communications, Incorporated and subsidiaries as of December 28, 1997 and December 29, 1996, and the related supplemental consolidated statements of income, shareholders' equity and cash flows for each of the three fiscal years in the period ended December 28, 1997. The supplemental consolidated statements give retroactive effect to the merger with Acclaim Communications, Incorporated on July 6, 1998, which has been accounted for as a pooling of interests as described in Note 1. These supplemental financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these supplemental financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the supplemental consolidated financial statements referred to above present fairly, in all material respects, the financial position of Level One Communications, Incorporated and its subsidiaries as of December 28, 1997 and December 29, 1996, and the results of their operations and their cash flows for each of the three fiscal years in the period ended December 28, 1997, after giving retroactive effect to the merger with Acclaim Communications, Incorporated as described in Note 1, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Sacramento, California
December 9, 1998

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SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    LEVEL ONE COMMUNICATIONS, INCORPORATED




Date:  December 16, 1998        /s/ JOHN KEHOE
                                -----------------------------
                                    John Kehoe
                                    Senior Vice President and
                                    Chief Financial Officer




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